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                                                                Rule 497(e)
                                                                File No. 2-93538



                               ZWEIG SERIES TRUST

                      Supplement dated March 11, 1996 to the
           Statement of Additional Information dated September 1, 1995

A Special Meeting of Shareholders of the Trust is scheduled for April 19, 1996. The purpose of the meeting is to approve a modernization program which will allow the Trust to adapt to changing market, economic and regulatory events rapidly. In addition to voting on authorizing the Trustees to adopt a pooled fund structure and reclassifying and amending certain fundamental investment policies, the Trust is seeking to change its domicile from Massachusetts to Delaware.

Addition to language on page 16 as a new paragraph following the fifth full paragraph:

         The Manager has voluntarily undertaken to limit the expenses of Zweig Cash Fund (exclusive of taxes, interest, brokerage commissions, certain distribution fees and extraordinary expenses) to .35% of its average net assets effective November 9, 1995. The Manager reserves the right to discontinue this policy at any time after April 30, 1996.

                                 ZWEIG CASH FUND

                      Supplement dated March 11, 1996 to the
           Statement of Additional Information dated September 1, 1995

A Special Meeting of Shareholders of the Trust is scheduled for April 19, 1996. The purpose of the meeting is to approve a modernization program which will allow the Trust to adapt to changing market, economic and regulatory events rapidly. In addition to voting on authorizing the Trustees to adopt a pooled fund structure, the Trust is seeking to change its domicile from Massachusetts to Delaware.

Revision to language on page 5:

         Retirement Plans.  The second paragraph is deleted in its entirety.